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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                                   ----------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    January 27, 1999
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                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
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             (Exact name of Registrant as specified in its charter)



        Delaware                        0-11656                  22-1807533
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(State or other jurisdiction     (Commission File Number)       (I.R.S. EIN)
   of incorporation)



Two Nationwide Plaza, Suite 760, Columbus, Ohio                        43215
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (614) 221-6000
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                                    NO CHANGE
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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         On January 27, 1999, the Company issued a Press Release, a copy of which is attached as Exhibit 1, announcing that it has changed its use of the "Consolidation Method" of accounting related to its interest as sole general partner of Wendt-Bristol Diagnostics Company L.P. and will now reflect the investment utilizing the "Equity Method" of accounting.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE WENDT-BRISTOL HEALTH
                                            SERVICES CORPORATION


Dated:  February 3, 1999                    By:/s/ SHELDON A. GOLD
                                               --------------------------
                                               Sheldon A. Gold, President

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                                   ----------

                            THE WENDT-BRISTOL HEALTH
                              SERVICES CORPORATION


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                                    EXHIBITS

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                                  EXHIBIT INDEX
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     EXHIBIT                                             PAGE NO.
     -------                                             --------

     1              Press Release                            5


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